Exhibit B to the Merger Agreement

                                VOTING AGREEMENT

         This Voting Agreement (this "Agreement") is made and entered into as of May 19, 2005, by and among US Airways Group, Inc., a Delaware corporation, ("East"), and each of the parties identified on Schedule A hereto (individually a "Stockholder" and collectively the "Stockholders").

         WHEREAS, concurrently with the execution of this Agreement, America West Holdings Corporation, a Delaware corporation ("West"), East and Barbell Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of East ("Merger Sub"), have entered into an Agreement and Plan of Merger (the "Merger Agreement") that provides for the merger (the "Merger") of Merger Sub with and into West pursuant to the terms thereof;

         WHEREAS, as an essential condition and inducement to East to enter into the Merger Agreement and in consideration therefor, the undersigned Stockholders and East have agreed to enter into this Agreement;

         WHEREAS, as of the date hereof, the Stockholders are the record holders and beneficial owners of the shares of Class A common stock, par value $0.01 per share of West (the "Class A Shares") set forth opposite their respective names on Schedule A hereto and desire to enter into this Agreement with respect to such Class A Shares (for purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")); and

         WHEREAS, East desires the Stockholders to agree, and the Stockholders are willing to agree, (i) not to transfer or otherwise dispose of any of the Class A Shares prior to the Expiration Date (as defined in Section 1.1 below) and (ii) to vote the Class A Shares so as to facilitate consummation of the Merger.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                      Agreement to Retain and Vote Shares.

                  1.1 Transfer and Encumbrance. The Stockholders agree not to transfer (except as may be specifically required by court order), sell, exchange, pledge or otherwise dispose of or encumber any of the Class A Shares or to make any offer or agreement relating thereto other than in connection with the Merger, at any time prior to the Expiration Date; provided, however, that nothing herein shall prevent the Stockholders from tendering their Class A Shares into any tender or exchange offer or otherwise selling their Class A Shares to the bidder in any tender offer or exchange offer, if a majority of the outstanding Class B shares have been validly tendered and not withdrawn into such offer and all other conditions to such offer (other than a condition relating to the sale or tender of the Class B Shares) have been satisfied or waived As used herein, the term "Expiration Date" shall mean the earlier to occur of: (a) such date and time as the Merger shall

become effective in accordance with the terms and provisions of the Merger Agreement and (b) such date as the Merger Agreement is terminated pursuant to the terms and provisions thereof.

                  1.2 Agreement to Vote Shares. From the date hereof until the Expiration Date, at every meeting of the stockholders of West called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of West with respect to the Merger Agreement and/or the Merger, the Stockholders shall vote the Class A Shares (i) in favor of adoption and approval of the Merger Agreement, the Merger and any matter that could reasonably be expected to facilitate the Merger if a majority of the outstanding Class B Shares are voted in favor thereof, and (ii) against any amendment of West's Certificate of Incorporation or Bylaws or other proposal or transaction involving West or any of its subsidiaries which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify, or result in a breach of any covenant, representation or warranty or any other obligation or agreement of West under or with respect to, the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement if a majority of the outstanding Class B Shares are voted against such amendment, proposal or transaction. The Stockholders agree not to take any actions contrary to the Stockholders' obligations under this Agreement.

                  1.3 Representations, Warranties and Covenants of the Stockholders. The Stockholders hereby represent, warrant and covenant to East as follows:

                           (a)      Ownership of Class A Shares; Authority. The
Stockholders (i) are the record and beneficial owners of the Class A Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; and
(ii) have full power and authority to make, enter into and carry out the terms of this Agreement. In addition, in the case of a Stockholder that is a partnership, the general partners of such Stockholder have full power and authority to make, enter into and carry out the terms of this Agreement.

                           (b)      No Conflicts or Consents. The execution and
delivery of this Agreement by the Stockholders do not, and the performance by the Stockholders of the Stockholders' obligations under this Agreement will not:
(i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to the Stockholders or by which their properties are bound or affected; (ii) in the case of a Stockholder that is a partnership, conflict with or violate any partnership agreement or other partnership document applicable to the Stockholder or by which its properties are bound or affected;
(iii) result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which either Stockholder is a party or bound or to which the Class A Shares are subject which would materially impair the ability of either Stockholder to perform hereunder; or (iv) result in or constitute any breach or default under, or give any person or entity rights of termination, amendment or acceleration in, the creation of an encumbrance or restriction applicable to any of the Class A Shares.

                           (c)      Transfer of Voting Rights. The Stockholders
agree that, until the Expiration Date, the Stockholders shall ensure that: (i) none of the Class A Shares are deposited into

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a voting trust and (ii) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to the Class A Shares.

                           (d)      No Proxy Solicitations. From the date of
this Agreement until the Expiration Date, the Stockholders, in their capacity as stockholders of West, will not, and will not permit any individual or entity under the Stockholders' control to: (i) solicit proxies with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with East or East's affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended) or (C) any liquidation or winding up of West (each of the foregoing is hereinafter referred to as an "Opposing Proposal"); (ii) encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement; or (iii) initiate a stockholders' vote or action by consent of West stockholders with respect to an Opposing Proposal.

                           (e)      Stockholder Capacity Only. East acknowledges
that the Stockholders do not make any agreement in any capacity other than as stockholders of West and, in particular, nothing in this Agreement shall limit or affect any actions taken by a Stockholder or an affiliate or designee of a Stockholder in his or her capacity as a director of the Company in conformity with the Merger Agreement.

                  1.4 Consent and Waiver. The Stockholders hereby give any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholders are a party as stockholders or pursuant to any rights the Stockholders may have as stockholders.

         2.       Miscellaneous.

                  2.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  2.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Stockholders may be assigned by the Stockholders without prior written consent of East.

                  2.3 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

                  2.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that East will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the Stockholders set forth herein. Therefore, it is agreed that,

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in addition to any other remedies that may be available to East upon any such violation, East shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to East at law or in equity.

                  2.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (a) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

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         If to East:

                                    Attention:
                                    Telecopy:

         With a copy to:            Arnold & Porter LLP
                                    1600 Tysons Boulevard
                                    Suite 900
                                    McLean, Virginia 22102
                                    Attention:  Kevin Lavin, Esq.
                                    Telecopy No. 202-942-5999

                                    Arnold & Porter LLP
                                    370 Seventeenth Street
                                    Suite 4500
                                    Denver, Colorado 80202
                                    Attention: Brian Leitch, Esq.
                                    Telecopy No. 303-832-0428

         If to the Stockholders:    To the address for notice set forth on the
                                    last page hereof.

         With a copy to:            Cleary Gottlieb Steen & Hamilton LLP
                                    One Liberty Plaza
                                    New York, NY 10006
                                    Attention: Michael Ryan, Esq.
                                    Telecopy No. 212-225-3999

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

                  2.6 Amendments; Termination; Expiration. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. This Agreement may be terminated by East upon written notice to the Stockholders1. This Agreement may be terminated by the Stockholders if (i) the Board of Directors of West shall have withdrawn, modified or qualified, or shall have agreed to withdraw, modify or qualify, in fact or in substance, its adoption of the Merger Agreement or the Directors' Recommendation (as such term is defined in the Merger Agreement) in a manner adverse to East, or (ii) the Stockholders are not able to procure an amendment to, or waiver of, the restrictions on transfer contained in the Undertaking, dated January 18, 2002, by and among West, TPG Partners, L.P., TPG Parallel I, L.P., and Air Partners II, L.P. for the benefit of the Air Transportation Stabilization Board. This Agreement and the Stockholders' obligations hereunder shall expire on the

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Expiration Date; provided, however, that each party shall remain liable for any breach of this Agreement by such party occurring prior to such termination.

                  2.7 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

                  2.8 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

                  2.9 Counterparts. This Agreement may be executed via facsimile in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  2.10 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  2.11 Further Assurances. Except as otherwise provided in the Merger Agreement, the Stockholders will execute and deliver or cause to be executed and delivered all further documents and instruments and use its best efforts to secure such consents and take all such further action as may be reasonably necessary to fulfill their obligations hereunder.

                  2.12 Additional Actions. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to fulfill its obligations hereunder.

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                                    IN WITNESS WHEREOF, the parties have caused
                                    this Agreement to be duly executed on the date and year first above written.

                                    US AIRWAYS GROUP, INC.

                                    By:   /s/ Bruce R. Lakefield
                                       ----------------------------------------
                                     Name:  Bruce R. Lakefield
                                     Title: Chief Executive Officer

                                    TPG PARTNERS, L.P.

                                    By: TPG Genpar, a Delaware limited
                                    partnership, its General Partner

                                    By:  TPG Advisors, Inc. a Delaware
                                    corporation, its General Partner

                                    By:   /s/ Richard P. Schifter
                                        ---------------------------------------
                                        Name: Richard P. Schifter
                                        Title:

                                    Stockholder's Address for Notice:

                                    301 Commerce Street, Suite 3300
                                    Fort Worth, Texas 76102

                                    TPG PARALLEL I, L.P.

                                    By: TPG Genpar, a Delaware limited
                                    partnership, its General Partner

                                    By:  TPG Advisors, Inc. a Delaware
                                    corporation, its General Partner

                                    By:    /s/ Richard P. Schifter
                                        ----------------------------------------
                                        Name:  Richard P. Schifter
                                        Title:

                                    Stockholder's Address for Notice:

                                    301 Commerce Street, Suite 3300
                                    Fort Worth, Texas 76102


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                                   SCHEDULE A

            STOCKHOLDER                        CLASS A SHARES OWNED
         --------------------                  --------------------
         TPG Partners, L.P.                           780,473

         TPG Parallel I, L.P.                         78,644

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